UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): APRIL 20, 2006

                              BLUEGATE CORPORATION
              Exact name of registrant as specified in its Charter)

            Nevada                      000-22711               76-0640970
       (State or other              (Commission File          (IRS Employer
jurisdiction of Incorporation)           Number)          Identification Number)

     701 North Post Oak, Road, Suite 630, Houston, Texas              77024
          (Address of principal executive offices)                  (Zip Code)

                         Registrant's telephone number,
                      Including Area Code: (713) 686-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 20, 2006, we issued a press release which reports our First Quarter 2006 preliminary revenue figures. We reported a 32% increase in revenues over the First Quarter of 2005. Preliminary consolidated revenues for the three months ending March 31, 2006 were $908,000, an increase of 32% over $689,000 of total revenues for the comparable 2005 period. The press release is furnished as
Exhibit 99.1.


EXHIBIT INDEX
     The following exhibits are furnished with this Form 8-K:
          Exhibit 99.1: Press Release of Bluegate Corp. Dated April 20, 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BLUEGATE CORPORATION



Date: April 20, 2006                     /s/ Manfred Sternberg
                                             Manfred Sternberg
                                             Chief Executive Officer